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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------


         Date of Report (Date of Earliest Event Reported): July 31, 2002


                          HOME INTERIORS & GIFTS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                      TEXAS
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                 (State or Other Jurisdiction of Incorporation)


             333-62021                                   75-0981828
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      (Commission File Number)              (I.R.S. Employer Identification No.)


1649 FRANKFORD ROAD WEST
CARROLLTON, TEXAS                                           75007
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(Address of Principal Executive offices)                  (Zip Code)


                                 (972) 386-1000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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ITEM 5. OTHER EVENTS

Effective July 29, 2002, the Company, Bank of America, N.A. and certain of the Company's senior secured lenders entered into an amendment to the Company's senior secured credit agreement pursuant to which, among other things, certain of the holders of the Company's Tranche A term loans have agreed to convert their loans into Tranche B term loans. The Tranche B loans have nominal amortization requirements until December 31, 2004 (the stated Tranche A term loan maturity date) and have a stated maturity date of December 31, 2006. In connection with such conversion, Bank of America and certain of the Company's other existing senior secured and new lenders have agreed to advance an additional $35 million in Tranche B term loans to the Company, the proceeds of which will be used by the Company to fund its general corporate and working capital needs (including potential acquisitions).

To induce the holders of the Tranche A term loans to convert their loans, the Company has agreed to pay each such lender a conversion fee of 50 basis points on the amount of such lender's Tranche A term loans so converted. To induce each of the other senior secured lenders to consent to the amendment, the Company has agreed to (1) pay such lenders a 25 basis point consent fee and (2) increase the interest rates payable to such consenting lenders by 150 basis points over the interest rates currently payable to the non-consenting lenders.

In addition to the conversion of the Tranche A term loans and the incurrence of the additional new-money Tranche B term loans, the Company and its lenders agreed to increase the size of the Company's permitted acquisition basket, increase the Company's capital expenditure (including capital lease) basket and modify the Company's required compliance thresholds for each of the minimum EBITDA covenant, maximum leverage (including senior leverage) ratio covenant and minimum fixed charge ratio covenant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         Exhibit No.                Description of Exhibit
         -----------                ----------------------

         99.1 Amendment No. 1 to Amended and Restated Credit Agreement by and among Home Interiors & Gifts, Inc., the lenders named therein and Bank of America, N.A., as administrative agent.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     HOME INTERIORS & GIFTS, INC.

Date: July 31, 2002.                 By: /s/ KENNETH J. CICHOCKI
                                         ---------------------------------------
                                         Name: Kenneth J. Cichocki
                                         Title: Senior Vice President of Finance
                                                and Chief Financial Officer












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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   99.1                  Amendment No. 1 to Amended and Restated Credit
                         Agreement by and among Home Interiors & Gifts, Inc., the lenders named therein and Bank of America, N.A., as administrative agent.